UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   January 19, 2009

GULFSTREAM INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33884	20-3973956
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3201 Griffin Road, 4th Floor

Fort Lauderdale, Florida 33312

(Address of principal executive offices)

(954) 985-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On January 19, 2009, Douglas Hailey resigned as a member of the Board of Directors of Gulfstream International Group, Inc. (the “Company”).

(d) At a special meeting on January 19, 2009, the Board of Directors approved the appointment of Gary Fishman to replace Mr. Hailey as a member of the Board of Directors until the next annual stockholders’ meeting. In accordance with the Company’s policy for its non-employee directors, upon his appointment to the Board of Directors the Company awarded Mr. Fishman an option to purchase 2,000 shares of the Company’s common stock, which was fully vested upon grant.

A press release announcing Mr. Hailey’s resignation from, and Mr. Fishman’s appointment to, the Board of Directors was issued by the Company on January 20, 2009, and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFSTREAM INTERNATIONAL GROUP, INC.

Date: January 22, 2009	By	/s/ Robert M. Brown
Robert M. Brown Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release, dated January 20, 2009.